Exhibit 99.3
Pro Forma Financial Information.

Unaudited Condensed Combined Pro Forma Balance Sheet as of September 30, 2007
Unaudited Condensed Combined Pro Forma Statement of Operations for the Nine Month Period Ended September 30, 2007
Unaudited Condensed Combined Pro Forma Statement of Operations for the Year Ended December 31, 2006
Notes to Unaudited Condensed Combined Pro Forma Financial Statements

Unaudited Condensed Combined Pro Forma Financial Information

On May 31, 2007, Russoil Corporation (“the Company”), OJSC Smolenergy (“Smolenergy”) and the stockholders of Smolenergy (“the Stockholders”) entered into a Share Exchange Agreement (“the “Combination Agreement”) whereby the Company will receive all the issued and outstanding capital stock of Smolenergy from the Stockholders in exchange for 51% of the issued and outstanding capital stock of the Company.

Effective with the Combination Agreement, the majority owners of the Company returned an aggregate of 242,000,000 shares of common stock (of a total of 342,000,000 shares) to the Company which has been cancelled .

At the date the Combination Agreement was entered into, Smolenergy believed it controlled 51% of Gorstovoe LLC (“Gorstovoe”); a limited liability Corporation registered in the Russian Federation. Gorstovoe was owned and controlled by Vitor Ekimov, or enties controlled by him. Gorstovoe is in the development stage and engaged in the exploration and development of oil and gas wells in South Western Siberia. Smolenergy is a privately held company organized under the laws of the Russian Federation and had no significant operations or assets at the time of the acquisition by Russoil The owners of Smolenergy transferred their interests to Russoil for good and valuable consideration on September 11, 2007.

Subsequent to the date of the Agreement , Russoil determined that as a result of the lack of certain government approvals, Smolenergy did not have legal control of the 51% interest in Gorstovoe.

On December 6, 2007, Russoil issued 110,000,000 of its shares of common stock to Victor Ekimov, or entities controlled by him , in anticipation of the exchange of a 51% interest in Gorstovoe. As a result of the cancellation of the 242,000,000 shares and the issuance of the 110,000,000 shares to Mr. Ekimov, the Company had an aggregate of 210,000,000 shares of common stock issued and outstanding.

As a result of the issuance of the shares to Vicvtor Ekimov, Mr. Ekimov owned 52% of the issued and outstanding shares of the Company and therefore there was a change in control of the Company. Mr. Ekimov, under certain conditions, will be able to increase their holdings in the Company by an additional twenty (20%) percent.

Upon receipt of the necessary ministerial and government approvals, the transfer of the 51% interest in Gorstovoe was recorded and consummated on January 14, 2008.

As the controlling shareholder of the Company and the owner of Gorstovoe, the Company will account for the exchange of the 51% interest in Gorstovoe in accordance with SEC Staff Accounting Bulletin 5 G, Transfer of Non-Monetary Assets by Promoters or Shareholders, at the transferors’ historical cost The Company will not recognize goodwill or any intangible assets in connection with the transaction.

The unaudited condensed combined pro forma statements of operations are presented combining Gorstovoe’s condensed statement of operations for the year ended December 31, 2006 and Gorstovoe’s unaudited condensed statement of operations for the nine months ended September 30, 2007 with the Company’s condensed statement of operations for the same periods. The unaudited condensed combined pro forma balance sheet gives effect to the acquisition as if the transaction had taken place on September 30, 2007 and combines Gorstovoe‘s unaudited condensed balance sheet as of September 30, 2007 with the Company’s condensed balance sheet at the same date.

The pro forma information is based on historical financial statements giving effect to the proposed transactions using the purchase method of accounting and the assumptions and adjustments in the accompanying notes to the pro forma financial statements. The unaudited condensed combined pro forma financial information is not necessarily indicative of the actual results of operations or the financial position which would have been attained had the acquisitions been consummated at either of the foregoing dates or which may be attained in the future. The pro forma financial information should be read in conjunction with the historical financial statements of Russoil Corporation (including notes thereto) included in this Form.

RUSSOIL CORPORATION
(FORMERLY CASSIDY MEDIA, INC.
UNAUDITED CONDENSED COMBINED UNAUDITED BALANCE SHEET
SEPTEMBER 30, 2007

	Russoil	Smolenergy
	As of September 30, 2007	As of September 30, 2007	Pro Forma Adjustments		Pro Forma Combined
ASSETS
Current assets:
Cash	$-	$1,000			$1,000
Accounts receivable	-	29,000			29,000
Inventory	-	3,000			3,000
Total current assets	-	33,000			33,000

Property, plant and equipment	-	8,557,000			8,557,000

Other assets:
Deposits	200,000	-	(200,000)	(1)	-
Mineral rights	-	1,000			1,000
Deferred income taxes	-	41,000			41,000
Other assets	-	1,544,000	-		1,544,000
Total other assets	200,000	1,586,000	(200,000)		1,586,000

	$200,000	$10,176,000	$(200,000)		$10,176,000

LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)
Current liabilities:
Accounts payable and accrued liabilities	$124,774	$335,000			$459,774
Convertible notes payable	200,000	-			200,000
Advances	150,000	-			150,000
Notes payable	17,000	1,627,000	200,000	(1)	1,444,000
Taxes and other payables	-	43,000	-		43,000
Total current liabilities	491,774	2,005,000	200,000		2,296,774

Stockholders' equity (deficit)
Preferred stock, $0.0001 par value; 5,000,000 shares authorized, none issued and outstanding	-	-			-
Common stock, $0.0001 par value; 14,250,000 shares authorized; 210,000,000 share issued and outstanding on a pro forma basis	3,420	-	(2420) 1,100	(2) (3)	2,100
Common stock, 100,000 shares issued and outstanding		9,033,000	(9,033,000)	(4)	-
Additional paid in capital	271,678	-	2,420 (1,100) 14,115,916	(2) (3) (4)	14,115,916
Deficit	(566,872)	(2,235,000)	566,872	(4)	(2,235,000)
Minority interest	-	-	(4,003,790)	(4)	(4,003,790)
Other comprehensive income	-	1,373,000	(1,373,000)	(4)	-
Total shareholders' equity (deficit)	(291,774)	8,171,000	(3,141,790)		7,879,226

	$200,000	$10,176,000	$(2,941,790)		$10,176,000

RUSSOIL CORPORATION
(FORMERLY CASSIDY MEDIA, INC.
UNAUDITED CONDENSED COMBINED UNAUDITED STATEMENT OF OPERATIONS
NINE MONTHS ENDED SEPTEMBER 30, 2007

	Russoil	Smolenergy
	Nine months ended September 30, 2007	Nine months ended September 30, 2007	Pro Forma Adjustments		Pro Forma Combined
REVENUE:
Revenue	$-	$35,000			$35,000
Cost of sales	-	69,000			69,000
Gross (loss)	-	(34,000)			(34,000)

Operating expenses:
Selling, general and administrative	260,024	369,000			629,024

Net loss from operations	(260,024)	(403,000)			(663,024)

Other income (expense):	-	(4,000)			(4,000)

Net loss before provision for income taxes	(260,024)	(407,000)			(667,024)

Provision for income taxes (benefit)	-	(25,000)			(25,000)

Net income before minority interest	(260,024)	(382,000)			(642,024)

Net Income (loss) from minority interest	-	-	187,180	(5)	187,180

NET LOSS	$(260,024)	$(382,000)	$187,180		$(454,844)

Net loss per share (basic and diluted)	$(0.00)	$(3.82)			$(0.00)

Weighted average number of shares-basic	342,000,000	100,000			210,000,000

Comprehensive income (loss):
Net loss	$(260,024)	$(382,000)	$187,180		$(454,844)
Foreign currency translation gain	-	1,373,000	(672,770)		700,230

Comprehensive income (loss)	$(260,024)	$991,000	$(485,590)		$245,386

RUSSOIL CORPORATION
(FORMERLY CASSIDY MEDIA, INC.
UNAUDITED CONDENSED COMBINED UNAUDITED STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2006

	Russoil	Smolenergy
	Year ended December 31, 2006	Year ended December 31, 2006	Pro Forma Adjustments		Pro Forma Combined
REVENUE:
Revenue	$-	$-			$-
Cost of sales	-	7,001			7,001
Gross (loss)	-	(7,001)			(7,001)

Operating expenses:
Selling, general and administrative	100,365	352,206			452,571

Net loss from operations	(100,365)	(359,207)			(459,572)

Other income (expense):	(589)	(20,922)			(20,922)

Net loss before provision for income taxes	(100,954)	(380,129)			(480,494)

Provision for income taxes (benefit)	-	(3,946)			(25,000)

Net income before minority interest	(100,954)	(376,183)			(455,494)

Net Income (loss) from minority interest	-	-	184,330	(5)	184,330

NET LOSS	$(100,954)	$(376,183)	$184,330		$(271,164)

Net loss per share (basic and diluted)	$(0.01)	$(3.76)			$(0.00)

Weighted average number of shares-basic	10,372,596	100,000			210,000,000

Comprehensive income (loss):
Net loss	$(100,954)	$(376,183)	$184,330		$(271,164)
Foreign currency translation gain	-	-	-		-

Comprehensive income (loss)	$(100,954)	$(376,183)	$184,330		$(271,164)

RUSSOIL CORPORATION
(FORMERLY CASSIDY MEDIA, INC)
NOTES TO UNAUDITED CONDENSED COMBINED PRO FORMA FINANCIAL STATEMENTS

1. Basis of Presentation .

The unaudited condensed combined pro forma Financial Statements have been prepared in order to present combined financial position and results of operations of the Registrant and Smolenergy as if the Combination Agreement had occurred as of September 30, 2007 for the pro forma condensed combined balance sheet and to give effect to the acquisition of the Registrant, as if the transaction and the acquisition of Grostovoe had taken place at January 1, 2006 for the condensed combined pro forma statement of operations for the year ended December 31, 2006. The unaudited condensed combined pro forma statement of operations for the nine month period ended September 30, 2007 is derived from the statement of operations of the Company and the statement of operations of Smolenergy as if the acquisition of Gorstovoe had occurred on January 1, 2007.

The following adjustments represent the pro forma adjustments giving effect to the Combination Agreement as if it had occurred at December 31, 2007 with respect to the unaudited condensed combined pro forma balance sheet; January 1, 2006 for the year ended December 31, 2006 and January 1, 2007 for the nine month interim period from January 1, 2007 to September 30, 2007 with respect to the unaudited condensed combined pro forma statements of operations.

(1)	To eliminate intercompany loans/deposits between entities
(2)	To record the cancellation of 242,000,000 shares to the Company’s common stock pursuant to the Combination Agreement
(3)	To record the issuance of 110,000,000 shares of the Company’s common stock pursuant to the Combination Agreement
(4)	To eliminate Smolenergy capital structure and to eliminate Registrant’s accumulated deficit and record recapitalization of Registrant
(5)	Income/loss adjustments relating to minority interests.